Share-based compensation - Weighted average assumptions (Details) - SARs and TSARs	12 Months Ended
	Dec. 31, 2017 USD ($) year	Dec. 31, 2016 USD ($) year
Disclosure of terms and conditions of share-based payment arrangement [line items]
Risk-free interest rate	1.80%	1.00%
Expected dividend yield	2.00%	2.50%
Expected life of SARs and TSARs (years) | year	1.2	1.4
Expected volatility	31.00%	41.00%
Expected forfeitures	0.20%	0.20%
Weighted average fair value (USD per share) | $	$ 19.02	$ 10.19